Exhibit 10.3

CONFIDENTIAL

STOCKHOLDER SUPPORT AGREEMENT

This Stockholder Support Agreement (this “Agreement”) is dated as of October 5, 2020, by and among Social Capital Hedosophia Holdings Corp. III, a Cayman Islands exempted company limited by shares (which shall domesticate as a Delaware corporation prior to the Closing (as defined in the Merger Agreement (as defined below))) (“Acquiror”), the Persons set forth on Schedule I attached hereto (each, a “Company Stockholder”, and collectively, the “Company Stockholders”) and Clover Health Investments, Corp., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Company Stockholders are the holders of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of shares of Company Capital Stock as are indicated opposite each of their names on Schedule I attached hereto (all such shares of Company Capital Stock, together with any shares of Company Capital Stock of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Company Stockholder during the period from the date hereof through the Expiration Time are referred to herein as the “Subject Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Acquiror, Asclepius Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), and the Company, have entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of the date hereof, pursuant to which, among other transactions, (i) Merger Sub is to merge with and into the Company, with the Company continuing on as the surviving entity, and (ii) the Company is to merge with and into Acquiror, with Acquiror continuing on as the surviving entity, in each case, on the terms and conditions set forth therein; and

WHEREAS, as an inducement to Acquiror and the Company to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I
STOCKHOLDER SUPPORT AGREEMENT; COVENANTS

Section 1.1            Binding Effect of Merger Agreement. Each Company Stockholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Company Stockholder shall be bound by and comply with Sections 6.6 (Acquisition Proposals) and 11.12 (Publicity) of the Merger Agreement (and any relevant definitions contained in any such Sections) as if (a) such Company Stockholder was an original signatory to the Merger Agreement with respect to such provisions, and (b) each reference to the “Company” contained in Section 6.6 of the Merger Agreement (other than Section 6.6(a) or Section 6.6(c) or for purposes of the definition of Acquisition Proposal) also referred to each such Company Stockholder.

Section 1.2            No Transfer. During the period commencing on the date hereof and ending on the earlier of (a) the Second Effective Time and (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 10.1 thereof (the earlier of clauses (a) and (b), the “Expiration Time”), each Company Stockholder shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Proxy Statement/Information Statement/Registration Statement) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Subject Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

Section 1.3            New Shares. In the event that (a) any Subject Shares are issued to a Company Stockholder after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Subject Shares or otherwise, (b) a Company Stockholder purchases or otherwise acquires beneficial ownership of any Subject Shares after the date of this Agreement, or (c) a Company Stockholder acquires the right to vote or share in the voting of any Subject Shares after the date of this Agreement (collectively the “New Securities”), then such New Securities acquired or purchased by such Company Stockholder shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares owned by such Company Stockholder as of the date hereof.

Section 1.4            Closing Date Deliverables. On the Closing Date, each of the Company Stockholders set forth on Schedule II attached hereto shall deliver to Acquiror and the Company a duly executed copy of that certain Amended and Restated Registration Rights Agreement, by and among Acquiror, the Company, the Sponsor, the Major Company Stockholders, and their respective Affiliates, as applicable, and the other Holders (as defined therein) party thereto, in substantially the form attached as Exhibit C to the Merger Agreement.

Section 1.5            Company Stockholder Agreements.

(a)          Hereafter until the Expiration Time, each Company Stockholder hereby unconditionally and irrevocably agrees that, at any meeting of the stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of the Company distributed by the board of directors of the Company or otherwise undertaken as contemplated by the transactions contemplated by the Merger Agreement in a form reasonably acceptable to Acquiror (which written consent shall be delivered as soon as reasonably practicable after the Registration Statement is declared effective under the Securities Act and delivered or otherwise made available to stockholders, and in any event within forty-eight (48) hours after the Registration Statement is declared effective and delivered or otherwise made available to stockholders), such Company Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Shares to be counted as present thereat for purposes of establishing a quorum, and such Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Shares:

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(i)      to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Mergers;

(ii)      to approve and adopt the Pre-Closing Restructuring Plan and the transactions contemplated thereby;

(iii)      in any other circumstances upon which a consent or other approval is required under the Company’s Governing Documents or the Stockholder Agreements (as defined below) or otherwise sought with respect to the Merger Agreement or the transactions contemplated thereby, to vote, consent or approve (or cause to be voted, consented or approved) all of such Company Stockholder’s Subject Shares held at such time in favor thereof;

(iv)      against any merger agreement, merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Merger Agreement and the transactions contemplated thereby); and

(v)      against any proposal, action or agreement that would (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or any Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement or (C) result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled.

Each Company Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.

Section 1.6            Further Assurances. Each Company Stockholder shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Mergers and the other transactions contemplated by the Merger Agreement on the terms and subject to the conditions set forth therein and herein.

Section 1.7            No Inconsistent Agreement. Each Company Stockholder hereby represents and covenants that such Company Stockholder has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Company Stockholder’s obligations hereunder.

Section 1.8            No Challenges. Each Company Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Acquiror, Merger Sub, the Company or any of their respective successors or directors, (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

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Section 1.9            Consent to Disclosure. Each Company Stockholder hereby consents to the publication and disclosure in the Proxy Statement/Information Statement/Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Acquiror or the Company to any Governmental Authority or to securityholders of Acquiror) of such Company Stockholder’s identity and beneficial ownership of Subject Shares and the nature of such Company Stockholder’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Acquiror or the Company, a copy of this Agreement. Each Company Stockholder will promptly provide any information reasonably requested by Acquiror or the Company for any regulatory application or filing made or approval sought in connection with the transactions contemplated by the Merger Agreement (including filings with the SEC).

Section 1.10        Termination of Stockholder Agreements, Related Agreements. Each Company Stockholder, by this Agreement with respect to its Subject Shares, severally and not jointly, hereby agrees to terminate, subject to and effective immediately prior to the Closing, (a) all Affiliate Agreements to which such Company Stockholder is party that are set forth on Section 6.4 of the Company Disclosure Letter, including those certain agreements set forth on Schedule III attached hereto, if applicable to such Stockholder (the “Stockholder Agreements”); and (b) any rights under any letter or agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to stockholders of the Company (clauses (a) and (b), collectively, the “Terminating Rights”) between such Company Stockholder and the Company, but excluding, (i) for the avoidance of doubt, any rights such Company Stockholder may have that relate to any commercial or employment agreements or arrangements between such Company Stockholder and the Company or any Subsidiary thereof, which shall survive the Closing in accordance with their terms, and (ii) any indemnification, advancement of expenses and exculpation rights of any Company Stockholder or any of its Affiliates set forth in the foregoing documents, which shall survive the Closing in accordance with their terms; provided that all Terminating Rights between the Company and any other holder of Company Capital Stock shall also terminate at such time.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1            Representations and Warranties of the Company Stockholders. Each Company Stockholder represents and warrants as of the date hereof to Acquiror and the Company (solely with respect to itself, himself or herself and not with respect to any other Company Stockholder) as follows:

(a)          Organization; Due Authorization. If such Company Stockholder is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Company Stockholder’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Company Stockholder. If such Company Stockholder is an individual, such Company Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Company Stockholder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Company Stockholder, enforceable against such Company Stockholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Company Stockholder.

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(b)               Ownership. Such Company Stockholder is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of such Company Stockholder’s Subject Shares, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares (other than transfer restrictions under the Securities Act)) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Company’s Governing Documents, (iii) the Merger Agreement, (iv) the Stockholder Agreements or (v) any applicable securities Laws. Such Company Stockholder’s Subject Shares are the only equity securities in the Company owned of record or beneficially by such Company Stockholder on the date of this Agreement, and none of such Company Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder and under the Stockholder Agreements. Such Company Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c)               No Conflicts. The execution and delivery of this Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of his, her or its obligations hereunder will not, (i) if such Company Stockholder is not an individual, conflict with or result in a violation of the organizational documents of such Company Stockholder or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Company Stockholder or such Company Stockholder’s Subject Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.

(d)               Litigation. There are no Actions pending against such Company Stockholder, or to the knowledge of such Company Stockholder threatened against such Company Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Company Stockholder of its, his or her obligations under this Agreement.

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(e)               Adequate Information. Such Company Stockholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Acquiror and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Merger Agreement and has independently and without reliance upon Acquiror or the Company and based on such information as such Company Stockholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Company Stockholder acknowledges that Acquiror and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Company Stockholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Company Stockholder are irrevocable.

(f)                Brokerage Fees. Except as described on Section 4.16 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by such Company Stockholder, for which the Company or any of its Affiliates may become liable.

(g)               Acknowledgment. Such Company Stockholder understands and acknowledges that each of Acquiror and the Company is entering into the Merger Agreement in reliance upon such Company Stockholder’s execution and delivery of this Agreement.

ARTICLE III
MISCELLANEOUS

Section 3.1            Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) the written agreement of the Company Stockholders, Acquiror and the Company. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any breach of this Agreement prior to such termination. This ARTICLE III shall survive the termination of this Agreement.

Section 3.2            Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements executed and performed entirely within such State.

Section 3.3            CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

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(a)          THE PARTIES TO THIS AGREEMENT SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN WILMINGTON, DELAWARE OR THE COURTS OF THE UNITED STATES LOCATED IN WILMINGTON, DELAWARE IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH, THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN Section 3.8.

(b)          WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 3.3.

Section 3.4            Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.

Section 3.5            Specific Performance. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

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Section 3.6            Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Acquiror, the Company and the Company Stockholders.

Section 3.7            Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 3.8            Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to Acquiror:

Social Capital Hedosophia Holdings Corp. III

317 University Avenue

Palo Alto, California 94301

Attention:	Steve Trieu
Email:	steve@socialcapital.com

with a copy to (which will not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001

Attention:	Howard L. Ellin

Christopher M. Barlow

Email:	howard.ellin@skadden.com

christopher.barlow@skadden.com

If to the Company:

Clover Health Investments, Corp.

725 Cool Springs Blvd

Suite 320

Franklin, TN 37067

Attention:	Gia Lee, General Counsel
Email:	gia.lee@cloverhealth.com

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with a copy to (which shall not constitute notice):

Orrick, Herrington & Sutcliffe LLP
51 West 52nd Street
New York, NY 10019-6142

Attention:	Stephen Thau

Matthew Gemello

Justin Yi

Email:	sthau@orrick.com

mgemello@orrick.com

justin.yi@orrick.com

If to a Company Stockholder:

To such Company Stockholder’s address set forth in Schedule I attached hereto with a copy to (which will not constitute notice):

Orrick, Herrington & Sutcliffe LLP
51 West 52nd Street
New York, NY 10019-6142

Attention:	Stephen Thau

Matthew Gemello

Justin Yi

Email:	sthau@orrick.com

mgemello@orrick.com

justin.yi@orrick.com

Section 3.9          Several Liability. The liability of any Company Stockholder hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Company Stockholder be liable for any other Company Stockholder’s breach of such other Company Stockholder’s representations, warranties, covenants, or agreements contained in this Agreement.

Section 3.10        Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.11        Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

AME CLOUD VENTURES, LLC

By:	/s/ Greg Hardester
Name: Greg Hardester Title: Manager

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

ARENA VENTURES CLOVER GROWTH SPV, LLC

By: Arena Ventures Clover Growth SPV, LLC
Its: Manager

By:	/s/ Jeffrey Lo
Name: Jeffrey Lo Title: Managing Member

ARENA VENTURES CLOVER GROWTH SPV II, LLC

By: Arena Ventures Clover Growth SPV, LLC
Its: Manager

By:	/s/ Jeffrey Lo
Name: Jeffrey Lo Title: Managing Member

ARENA VENTURES CLOVER GROWTH SPV III, LLC

By: Arena Ventures Clover Growth SPV, LLC
Its: Manager

By:	/s/ Jeffrey Lo
Name: Jeffrey Lo Title: Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

BOWIE HEALTH VC, LP

By: Bowie SPV GP, LP
Its: GP

By: Bowie Equity, LLC
Its: GP

By:	/s/ Cory Whitaker
Name: Cory Whitaker Title: Manager

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

CAESAR CLOVER, LLC

By:	/s/ Vivek Garipalli
Name: Vivek Garipalli Title: Authorized Signatory

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

CAESAR VENTURES, LLC

By:	/s/ Vivek Garipalli
Name: Vivek Garipalli Title: Manager

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

CASDIN PARTNERS MASTER FUND LP

By:	/s/ Eli Casdin
Name: Eli Casdin Title: Managing Partner

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Gulliver
Name: Chris Gulliver Title: Corporate Governance Analyst

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Gulliver
Name: Chris Gulliver Title: Corporate Governance Analyst

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management & Trust Co.

By:	/s/ Chris Gulliver
Name: Chris Gulliver Title: Corporate Governance Analyst

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

FIRST ROUND CAPITAL V, L.P.
as nominee for

First Round Capital V, L.P.
First Round Capital V Partners Fund, L.P.

By: First Round Capital Management V L.P.,
Its General Partner

By: First Round Capital Management V LLC,
Its General Partner

By:	/s/ Josh Kopelman
Name: Title:	Josh Kopelman Partner

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

GREENOAKS CAPITAL OPPORTUNITIES FUND, L.P.

By: Greenoaks Capital (MTGP), L.P., its General Partner

By: Greenoaks Capital (TTGP), Ltd., its General Partner

By:	/s/ Benjamin Peretz
Name: Title:	Benjamin Peretz Director

GREENOAKS CAPITAL MS LP – JOSLIN SERIES

By: Greenoaks Capital MS Management LLC – Joslin Series

By:	/s/ Benjamin Peretz
Name: Title:	Benjamin Peretz Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

GREENOAKS CAPITAL MS LP – BANTING SERIES

By: Greenoaks Capital MS Management LLC – Banting Series

By:	/s/ Benjamin Peretz
Name: Title:	Benjamin Peretz Managing Member

GREENOAKS CAPITAL MS LP – OSLER SERIES

By: Greenoaks Capital MS Management LLC – Osler Series, its General Partner

By:	/s/ Benjamin Peretz
Name: Title:	Benjamin Peretz Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

GREENOAKS CAPITAL MS LP – BLACKWELL SERIES

By: Greenoaks Capital MS Management LLC – Blackwell Series, its General Partner

By:	/s/ Benjamin Peretz
Name: Title:	Benjamin Peretz Managing Member

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

GV 2017, L.P.

By: GV 2017 GP, L.P., its General Partner

By: GV 2017 GP, L.L.C., its General Partner

By:	/s/ Daphne M. Chang
Name: Daphne M. Chang Title: Authorized Signatory

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

HARRY LANGENBERG

By:	/s/ HARRY LANGENBERG

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

LIFEFORCE CAPITAL FUND I, LP

By:	/s/ John Noonan
Name: John Noonan Title: GP

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

MULTIPLE HOLDINGS, LLC

By:	/s/ Nat Turner
Name: Nat Turner Title: Manager

YELLOW JACKET VENTURES, LP

By:	/s/ Nat Turner
Name: Nat Turner Title: Manager

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

NEXUS OPPORTUNITY FUND II, LTD.

By:	/s/ Naren Gupta
Name: Naren Gupta Title: Director

NEXUS VENTURES IV, LTD.

By:	/s/ Naren Gupta
Name: Naren Gupta Title: Director

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

NJ HEALTHCARE INVESTMENTS, LLC

By:	/s/ Vivek Garipalli
Name: Vivek Garipalli Title: Manager

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

REFACTOR CACAO, L.P.

By:	/s/ Zal Bilimoria
Name: Zal Bilimoria Title: Managing Partner

REFACTOR CURRY, L.P.

By:	/s/ Zal Bilimoria
Name: Zal Bilimoria Title: Managing Partner

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

SEQUOIA CAPITAL U.S. GROWTH FUND VI, LP

SEQUOIA CAPITAL U.S. GROWTH VI PRINCIPALS FUND, L.P.

Each a Cayman Islands exempted limited partnership

By:	SC U.S. GROWTH VI MANAGEMENT, L.P., a Cayman Islands exempted limited partnership General Partner of Each

By:	SC US (TTGP), LTD., a Cayman Islands exempted company Its General Partner

By:	/s/ Ravis Gupta
Name: Ravis Gupta Title: Authorized Signatory

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

SPARK CAPITAL GROWTH FUND, L.P.

SPARK CAPITAL GROWTH FOUNDERS’ FUND, L.P.

By: Spark Growth Management Partners, LLC, Their General Partner

By: Bowie Equity, LLC
Its: GP

By:	/s/ Will Reed
Name: Will Reed Title: General Partner

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

SUMMIT ACTION FUND LLC SERIES 1 TKTC CUSTODIAN #15007081

By:	/s/ J. Brock Saunders
Name: J. Brock Saunders Title: Managing Director

SUMMIT ACTION FUND LLC OPPORTUNITIES SERIES

By:	/s/ J. Brock Saunders
Name: J. Brock Saunders Title: Managing Director

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

SURA VENURES S.A.

By:	/s/ Ricardo Jaramillo
Name: Ricardo Jaramillo Title: Legal Representative

VERONORTE CAPITAL S.A.S.

By:	/s/ Camilo Botero
Name: Camilo Botero Title: CEO

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

TITUS VENTURES, LLC

By:	/s/ Vivek Garipalli
Name: Vivek Garipalli Title: Manager

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

WTI EQUITY OPPORTUNITY FUND I, L.P.

By: WTI Equity Opportunity Fund GP, I, L.L.C.
Its: General Partner

By: Westech Investment Advisors LLC
Its: Managing Member

By:	/s/ David Wanek
Name: David Wanek Title: President

VENTURE LENDING & LEASING VII, LLC

By: Westech Investment Advisors LLC, a California limited liability company
Its: Managing Member

By:	/s/ David Wanek
Name: David Wanek Title: President

VENTURE LENDING & LEASING VIII, LLC

By: Westech Investment Advisors LLC, a California limited liability company
Its: Managing Member

By:	/s/ David Wanek
Name: David Wanek Title: President

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

XCAP VEHICLE I, LLC

By:	/s/ Leonardo Salgado
Name: Leonardo Salgado Title: Director

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the Company Stockholders, Acquiror, and the Company have each caused this Stockholder Support Agreement to be duly executed as of the date first written above.

COMPANY STOCKHOLDERS:

XCAP CH VEHICLE, LLC

By:	/s/ Leonardo Salgado
Name: Leonardo Salgado Title: Director

EXPANDING TFO I, LP

By: Expanding SC I GP, LLC
Its: General Partner

By:	/s/ Leonardo Salgado
Name: Leonardo Salgado Title: Director

[Signature Page to Sponsor Support Agreement]

COMPANY:

CLOVER HEALTH INVESTMENTS, CORP.

By:	/s/ Vivek Garipalli
Name: Vivek Garipalli Title: Chief Executive Officer

[Signature Page to Sponsor Support Agreement]

ACQUIROR:

SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III

By:	/s/ Chamath Palihapitiya
Name: Chamath Palihapitiya Title: Chief Executive Officer

[Signature Page to Sponsor Support Agreement]

Schedule I

Company Stockholder Subject Shares

Company Stockholder	Shares of Common Stock	Shares of Series A-1 Preferred Stock	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Shares of Series C Preferred Stock	Shares of Series D Preferred Stock	Rights to Acquire Equity Securities	Notice Information
AME Cloud Ventures, LLC					238,090	53,317
Arena Ventures Clover Growth SPV, LCC					3,039,808
Arena Ventures Clover Growth SPV II, LLC					1,011,881
Arena Ventures Clover Growth SPV III, LLC				1,476,974
Bowie Health VC, LP						322,570
Caesar Clover, LLC							Convertible Security, dated as of February 21 ,2019, as amended, convertible into shares of capital stock of the Company as described therein.
Caesar Ventures, LLC		2,134,820			595,224
Casdin Partners Master Fund LP					297,612	79,035
Expanding TFO I, LP						213,269
Fidelity Growth Company Commingled Pool						471,854

[Schedule I to Stockholder Support Agreement]

Company Stockholder	Shares of Common Stock	Shares of Series A-1 Preferred Stock	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Shares of Series C Preferred Stock	Shares of Series D Preferred Stock	Rights to Acquire Equity Securities	Notice Information
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund						863,631
First Round Capital V, L.P., As Nominee			3,838,071	624,775	2,976
Greenoaks Capital MS LP - Banting Series					2,083,284
Greenoaks Capital MS LP - Blackwell Series						1,599,522
Greenoaks Capital MS LP - Joslin Series				135,805	3,571,344		Warrant to purchase 834,120 shares of Common Stock.
Greenoaks Capital MS LP - Osler Series				206,100			Warrant to purchase 1,265,880 shares of Common Stock.
Greenoaks Capital Opportunities Fund, L.P.					3,571,344	1,599,522	Convertible Security, dated as of February 21, 2019, as amended, convertible into shares of capital stock of the Company as described therein.
GV 2017, L.P.						2,132,696

[Schedule I to Stockholder Support Agreement]

Company Stockholder	Shares of Common Stock	Shares of Series A-1 Preferred Stock	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Shares of Series C Preferred Stock	Shares of Series D Preferred Stock	Rights to Acquire Equity Securities	Notice Information
Harry Langenberg						53,317
LifeForce Capital Fund I, LP						213,270
Multiple Holdings, LLC	898,490		431,783
Nexus Opportunity Fund II, Ltd.						1,066,348
Nexus Ventures IV, LTD					1,190,448
NJ Healthcare Investments, LLC	37,894,800	4,797,589
Refactor Cacao, L.P.						2,132,696
Refactor Curry, L.P.					369,635
Sequoia Capital U.S. Growth Fund VI, L.P.				7,032,330	883,193	527,416

[Schedule I to Stockholder Support Agreement]

Company Stockholder	Shares of Common Stock	Shares of Series A-1 Preferred Stock	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Shares of Series C Preferred Stock	Shares of Series D Preferred Stock	Rights to Acquire Equity Securities	Notice Information
Sequoia Capital U.S. Growth VI Principals Fund, L.P.				352,244	9,642	5,758
Spark Capital Growth Founders’ Fund, L.P.					11,666	3,099
Spark Capital Growth Fund, L.P.					1,178,782	313,164
Summit Action Fund LLC Opportunities Series						586,492
Summit Action Fund LLC Series 1 TKTC Custodian #15007081					297,611	53,317
Sura Ventures S.A.						418,008
Titus Ventures, LLC	88,102
Venture Lending & Leasing VII, LLC						213,270	Convertible Security, dated as of February 21, 2019, as amended, convertible into shares of capital stock of the Company as described therein.

[Schedule I to Stockholder Support Agreement]

Company Stockholder	Shares of Common Stock	Shares of Series A-1 Preferred Stock	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Shares of Series C Preferred Stock	Shares of Series D Preferred Stock	Rights to Acquire Equity Securities	Notice Information
Venture Lending & Leasing VIII, LLC						159,952	Convertible Security, dated as of February 21, 2019, as amended, convertible into shares of capital stock of the Company as described therein.
Veronorte Capital S.A.S.						8,531
WTI Equity Opportunity Fund I, L.P.						693,126
XCAP CH Vehicle, LLC							Convertible Security, dated as of August 23, 2019, as amended, convertible into shares of capital stock of the Company as described therein
XCAP VEHICLE I, LLC						213,270
Yellow Jacket Ventures, LP	51			29,539

[Schedule I to Stockholder Support Agreement]

Schedule II

Major Company Stockholders

Arena Ventures Clover Growth SPV, LLC

Arena Ventures Clover Growth SPV II, LLC

Arena Ventures Clover Growth SPV III, LLC

Caesar Ventures, LLC

Cathay Life

Fidelity Growth Company Commingled Pool

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund

First Round Capital V, L.P., As Nominee

Greenoaks Capital MS LP - Banting Series

Greenoaks Capital MS LP - Blackwell Series

Greenoaks Capital MS LP - Joslin Series

Greenoaks Capital MS LP - Osler Series

Greenoaks Capital Opportunities Fund, L.P.

GV 2017, L.P.

Multiple Holdings, LLC

Nexus Opportunity Fund II, Ltd.

Nexus Ventures IV, LTD

NJ Healthcare Investments, LLC

NT Clover Holdings, LLC

Project Cerebro, LLC

Refactor Cacao, L.P.

Refactor Curry, L.P.

Scottish Mortgage Investment Trust PLC

Sequoia Capital U.S. Growth Fund VI, L.P.

Sequoia Capital U.S. Growth VI Principals Fund, L.P.

Sofina Partners S.A.

Spark Capital Growth Founders' Fund, LP

Spark Capital Growth Fund, L.P.

Titus Ventures, LLC

Yellow Jacket Ventures, LP

[Schedule II to Stockholder Support Agreement]

Schedule III

Stockholder Agreements

1.	Fourth Amended and Restated Voting Agreement, dated as of February 21, 2019, by and among the Company, the Investors listed on Schedule A thereto, the Key Holders listed on Schedule B thereto and the Convertible Securities Holders listed on Schedule C thereto.

2.	Fifth Amended and Restated Investors’ Rights Agreement, dated as of February 21, 2019, by and among the Company and the Investors listed on Schedule A thereto.

3.	Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 21, 2019, by and among the Company, the Investors listed on Schedule A thereto and the Key Holders listed on Schedule B thereto.

4.	Letter Agreement, dated June 30, 2017, by and between the Company and Scottish Mortgage Investment Trust Plc.

5.	Letter Agreement, dated May 20, 2016, by and between the Company and Nexus Ventures IV, Ltd.

6.	Letter Agreement, dated November 30, 2018, by and between the Company and PDV ML LLC.

7.	Letter Agreement, dated November 30, 2018, by and between the Company and ReMark International B.V.

8.	Letter Agreement, dated October 3, 2018, by and between the Company and Sofina Partners S.A.

9.	Letter Agreement, dated July 19, 2018, by and between the Company and Genome Fund Inc.

10.	Letter Agreement, dated April 19, 2016, by and between the Company and Spark Capital Growth Fund, L.P.

11.	Letter Agreement, dated June 7, 2017, by and between the Company and the Fidelity Investors (as defined therein).

12.	Letter Agreement, dated May 10, 2017, by and between the Company and Summit Action Fund LLC.

13.	Letter Agreement, dated May 10, 2017, by and between the Company and GV 2017, L.P.

14.	Letter Agreement, dated April 19, 2016, by and between the Company and Spark Capital Growth Fund, L.P.

15.	Letter Agreement, dated April 19, 2016, by and between the Company and Floodgate Fund V, L.P.

[Schedule III to Stockholder Support Agreement]